[The American Funds Group(r)]
CAPITAL INCOME BUILDER
ANNUAL REPORT 1999
FOR THE YEAR ENDED OCTOBER 31

The goal of Capital Income Builder(r) is to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

CIB is one of the 29 mutual funds in The American Funds Group(r), the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +208.63%, or +11.93% a year; 5 years: +84.45%, or +13.03% a year; 12 months: -1.77%. Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of November 30, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 4.16%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW INVESTORS:

In a difficult year for many dividend-paying stocks, Capital Income Builder managed a total return of 2.5% compared with 25.7% for Standard & Poor's 500 Stock Composite Index. When stock markets are soaring, it becomes all too easy for investors to forsake those stocks. In the euphoria over rising prices, forgotten is the relative stability a good income flow can provide in a down market and the significant contribution dividends and their reinvestment historically have made to total stock market returns.

Capital Income Builder seeks a balance. The fund was created expressly for those seeking above-average and growing income, along with resistance to down markets and reasonable participation in rising ones. Over the fund's lifetime, it has met those objectives.

The charts on these pages amply tell the income story. In addition, the fund has done well relative to falling markets - in the latest correction, between July 16 and October 15, 1999, the S&P 500 lost 12% not counting dividends, while CIB lost only 8%. The previous summer, when the S&P index dropped 19% between July 17 and August 31, CIB declined only 11%. From its inception on July 30, 1987, the fund has produced a compound average annual total return of 12.3% compared with 15.7% for the S&P 500. The fund's total return for that period, as measured by Lipper, Inc., exceeds the average of equity-income funds 323% to 286%.

Considering the stock market's record-low yield environment, we take particular pleasure in reporting that CIB's December dividend again rose by 0.5 cents a share to 49.5 cents. If you reinvest your capital gains, as do 96% of our shareholders, the income produced by that dividend is 104% higher than CIB's first full-quarter dividend in December 1987. That represents a compound annual growth rate of 6.1%, nearly twice the 3.2% pace of inflation as measured by the Consumer Price Index. For a look at how the fund's dividend income growth compares with that of a theoretical investment in the S&P 500 Index, see the chart on page 2.

[Begin sidebar]
CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
Dividends as declared and as adjusted for reinvested capital gains

[Begin Bar Chart]
(cents per share)
(Index: December 1987 = 100)

                                          Additional income earned          Inflation=

                                          on initial shares if the          Consumer Price

                                          capital gain distributions        Index (through

Fiscal Quarters          Dividend         were reinvested                   September 1999)

4 Aug-Oct 1987           22*              -                                 -

1 Nov-Jan 1988           28               -                                 100

2 Feb-Apr 1988           28.5             -                                 101

3 May-Jul 1988           29               -                                 102.3

4 Aug-Oct 1988           29.5             -                                 103.8

1 Nov-Jan 1989           30               -                                 104.4

2 Feb-Apr 1989           30.5             -                                 106

3 May-Jul 1989           31               -                                 107.5

4 Aug-Oct 1989           31.5             -                                 108.3

1 Nov-Jan 1990           32.5             -                                 109.3

2 Feb-Apr 1990           33               -                                 111.5

3 May-Jul 1990           33.5             -                                 112.6

4 Aug-Oct 1990           34               -                                 115

1 Nov-Jan 1991           34.5             -                                 115.9

2 Feb-Apr 1991           35               -                                 117

3 May-Jul 1991           35.5             -                                 117.9

4 Aug-Oct 1991           36               -                                 118.9

1 Nov-Jan 1992           36.5             -                                 119.5

2 Feb-Apr 1992           37               .3                                120.7

3 May-Jul 1992           37.5             .3                                121.5

4 Aug-Oct 1992           38               .3                                122.4

1 Nov-Jan 1993           38.5             .3                                123

2 Feb-Apr 1993           39               .5                                124.4

3 May-Jul 1993           39.5             .5                                125.1

4 Aug-Oct 1993           40               .5                                125.7

1 Nov-Jan 1994           40.5             .5                                126.3

2 Feb-Apr 1994           41               .6                                127.6

3 May-Jul 1994           41.5             .6                                128.2

4 Aug-Oct 1994           42               .6                                129.5

1 Nov-Jan 1995           42.5             .6                                129.7

2 Feb-Apr 1995           43               .8                                131.2

3 May-Jul 1995           43.5             .8                                132.1

4 Aug-Oct 1995           44               .8                                132.8

1 Nov-Jan 1996           44.5             .8                                133

2 Feb-Apr 1996           45               1.4                               134.9

3 May-Jul 1996           45.5             1.5                               135.8

4 Aug-Oct 1996           46               1.5                               136.7

1 Nov-Jan 1997           46.5             1.5                               137.4

2 Feb-Apr 1997           46.5             1.6                               137.4

3 May-Jul 1997           47.0             2.4                               138.9

4 Aug-Oct 1997           47.5             2.4                               139.7

1 Nov-Jan 1998           48.0             1.6                               139.8

2 Feb-Apr 1998           48.0             4.2                               140.6

3 May-Jul 1998           48.5             4.2                               141.2

4 Aug-Oct 1998           49.0             4.3                               141.8

1 Nov-Jan 1999           49.5             4.3                               142.0

2 Feb-Apr 1999           48.0             7.3                               143.0

3 May-Jul 1999           48.5             7.4                               144.0

4 Aug-Oct 1999           49.0             7.5                               145.5


[End Bar Chart]

Dividend
Additional income earned on initial shares if capital gain distributions were reinvested.
Inflation = Consumer Price Index (through September 1999)
Fiscal Quarters:
1 November-January
2 February-April
3 May-July
4 August-October
*Not a full quarter
[End sidebar]

The December income distribution maintains an unbroken record of quarterly increases over the fund's 12-year lifetime for shareholders who reinvest capital gains. The annual dividend rate after expenses was 4.1% of net asset value at October 31, the end of the fund's fiscal year. Contrast that with only 1.2% and 1.4%, respectively, for the S&P 500 Index and the average equity-income fund, measured by Lipper.

THANKS TO DIVIDENDS, A POSITIVE TOTAL RETURN FOR THE YEAR

As stated, Capital Income Builder's total return for the year was far below the S&P 500's. The index, however, is asset-weighted and thus dominated by a few large companies, many of which pay little or no dividends. Of the 471 stocks in the index for the full 12 months, more than 40% had a negative total return.

[Begin sidebar]
CIB vs. S&P 500
Quarterly dividends on a $10,000 investment

[Begin bar chart]

Date                       CIB             S&P 500

December 1987*             124             69

September 1993             179             101

September 1999             250             140


[End bar chart]

The quarterly dividends produced by a hypothetical $10,000 investment in CIB and the S&P 500 at the fund's inception on July 30, 1987. This snapshot at three intervals over the lifetime of the fund shows that CIB has maintained a substantially higher dividend than the S&P throughout its 12-year history. All results are calculated at net asset value with dividends taken in cash and capital gain distributions reinvested.
*First full calendar quarter.
[End sidebar]

As a measure of just how neglected the higher yielding stocks were, those in the S&P 500 yielding in excess of 3.5% for the fiscal year averaged a total return of barely 1%, which means without the dividend they had a negative total return. Stocks paying no dividend at all soared more than 70%. Moreover, the non-dividend payers - including big market-capitalized companies like Microsoft and Cisco Systems - accounted for 19% of the S&P Index, thus driving its overall rise. Such is not always so. Dividend reinvestment, in fact, has accounted for 51% of the S&P 500's total return over the past 20 years.

OUTLOOK FOR MARCH DIVIDEND

If, as we anticipate, the March dividend is at the same per-share rate as in December, shareholders who reinvest this December's capital gain distribution of $1.54 a share (3.6% of net asset value) will see a 3.7% increase in income for the quarter. This reflects the added shares they will hold.

While there is no guarantee that the fund can continue to climb the income stairway without interruption, its flexibility to seek companies with strong dividend potential on a global basis certainly helps the cause. Beginning on page 4, we examine that global reach and prospects for three industries that account for the largest share of the fund's equity portfolio.

A DIFFICULT YEAR FOR BANKS, UTILITIES

Banks, utilities and telecommunications companies have fueled much of Capital Income Builder's growth in income and portfolio appreciation in previous years. As typically happens in a period of rising interest rates, however, bank and utility stocks were hurt this past year as investors fretted over the possible negative impact on earnings. The fund's telecommunications holdings generally did well; our largest holding, Deutsche Telekom, was up 69%.

As a group, our bank holdings, by far the largest segment of the equity portfolio, produced a roughly flat total return for CIB during the year, despite providing an above-average dividend yield and rallying sharply in price toward the end of the period. First Union, our second-largest holding, was down 26% and BANK ONE, our fourth-largest, was down 23%. Those banks had particular problems of their own, but in both cases we anticipate turnarounds.

STICKING TO OUR OBJECTIVES

While price appreciation and dividend yield have been an odd couple for several years, we are confident of a happier future for the two. We continue to look for unusual values, a number of which are being created by the very out-of-favor nature of many better yielding stocks.

Our approach emphasizes holding securities to realize their value over a number of years. The fund's turnover rate - the degree to which we change the holdings in the portfolio during a year - was just over 20% this past year, well below overall mutual fund industry levels, as measured by Lipper. The fund also maintained an expense ratio relative to assets that is a far-below-average 0.64%.

We look forward to reporting to you again in six months.

/s/Paul G. Haaga, Jr.    /s/James B. Lovelace
Paul G. Haaga, Jr.       James B. Lovelace
Chairman of the Board    President

December 9, 1999

[Begin sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE
(with all dividends and distributions reinvested)

Average Annual Compound Returns*
(for periods ended October 31, 1999)
Ten Years      +12.11%
Five Years     +12.98
One Year      -3.37
*Assuming reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.

$59,405/1/
S&P 500

$39,200/2/
CIB

$38,600/3/
Lipper
Equity-
Income
Funds
Average

$10,000
original
investment

Average
annual
compound
return for
12-1/4 years
11.8%

[begin chart]

                         CIB              S&P 500          CIB Total Return

July 30, 1987            $9,425           $10,000

October 1, 1987          8,929            7,972            (10.1)%++

October 1, 1988          10,029           9,154            12.3

October 1, 1989          11,689           11,559           16.7

October 1, 1990          11.502           10,960           (1.6)

October 1, 1991          14,858           14,271           29.3

October 1, 1992          16,893           15,688           13.5

October 1, 1993          19,897           18,024           17.6

October 1, 1994          19,936           18,722           0.5

October 1, 1995          23,367           23,655           17.0

October 1, 1996          27,200           29,338           16.8

October 1, 1997          33,605           38,757           23.2

October 1, 1998          38,238           47,274           13.3


[End Chart]

Jul. 30     Oct. 31      Oct. 31    Oct. 31    Oct. 31    Oct. 31    Oct. 31    Oct. 31

1987        1987         1988       1989       1990       1991       1992       1993

CIB

Total

Return      (10.1)%      12.3       16.7       (1.6)      29.3       13.5       17.6
            /4/



            Oct. 31      Oct. 31    Oct. 31    Oct. 31    Oct. 31    Oct. 31

            1994         1995       1996       1997       1998       1999

CIB

Total

Return      0.5          17.0       16.8       23.2       13.3       2.5


/1/Standard & Poor's 500 Stock Composite Index is unmanaged and does not reflect sales charges, commissions or expenses.
/2/Reflects payment of the maximum sales charge of 5.75% on a $10,000 initial investment. Thus, the net amount invested was $9,425. Sales charges are lower for accounts of $50,000 or more.
/3/The Lipper average does not reflect sales charges.
/4/For the period July 30 through October 31, 1987.
Past results are not predictive of future results.
[End sidebar]

[photos: powerline tower, satelite dish, building columns]
THE GLOBAL DIMENSIONS OF CAPITAL INCOME BUILDER

From its launch 12 years ago, Capital Income Builder has occupied a special place in the mutual fund spectrum by providing a rising stream of income quarter after quarter. The fund has another significant attribute: In its search for quality companies generating the dividends to sustain that income growth, it has the flexibility to search all over the world.

With dividend yields of U.S. companies at historic lows, the global flexibility of your fund takes on added importance. But the broad experience and depth of effort of the fund's adviser, Capital Research and Management Company, brings more than just a far greater choice of investments. It also means the ability to compare companies and managements across national boundaries.

At the end of its latest fiscal year, 29% of Capital Income Builder's assets were invested outside the United States. "The best opportunities in recent years for extraordinary dividend growth and above-average yields have come from stocks outside the U.S.," observes Jim Lovelace, CIB's president. That being the case, we thought this would be a good time to focus on the global nature of the fund's investment effort, how it is organized and some of the individuals who make it work. In doing so, we will look at companies in three industries that have been recent sources of strong dividends as well as basic value. They are telecommunications, utilities and banking.

THE BENEFITS OF INTERACTION

Capital Income Builder, like the other 28 funds in The American Funds Group, draws on a network of more than 100 analysts and portfolio counselors based on three continents. A number of them have been visiting companies and assessing values for a quarter-century or more. Each year, they make some 9,000 visits to companies, their suppliers, customers and competitors.

Capital Research brings these investment professionals into the management of CIB's portfolio in a unique manner. Each of the fund's portfolio counselors - Thierry Vandeventer in Geneva, Janet McKinley in New York, Steven Watson in London, Jon Lovelace and Jim Lovelace in Los Angeles - manages a portion of the portfolio independently, within the fund's objectives. Together, they have 130 years of experience with the firm. Their independence provides a diversity of approaches, allows them to follow their highest convictions and makes possible a seamless succession when anyone retires.

In addition, analysts go beyond recommending stocks to the counselors to participate directly in portfolio management by investing a portion of CIB's assets in companies within their area of specialization. Counselors and analysts from the U.S., Europe and Asia get together regularly by telephone and video to share information.

THE SHIFTING SOURCES OF GOOD YIELDS

Capital Income Builder's flexibility to invest anywhere in the world is especially meaningful today. The portion of the portfolio currently invested in European and Asian companies has contributed significantly to CIB's ability to sustain growth in income distributions. Privatization of state-owned telephone systems and electric and water utilities has provided many attractive investments. Because they were there, Capital Research's analysts identified those opportunities early in the process. Similarly, the ability to share information on a global basis has helped the fund find exceptional dividend income in the banking industry.

In all of these industries, CIB takes a global approach. Let's look at how the fund's investments in each of them have evolved over recent years. Bear in mind, however, that the search for good investments is based on the value of individual companies - industry concentrations are simply the outgrowth of those assessments.

[Begin sidebar]
CIB'S EQUITY HOLDINGS
Largest Industries by Country or Region

                                        Europe            Europe
                        U.S.            U.K.              Continental       Canada           Australia

Banking                 13.31%          1.22%             .35%              1.84%            1.61%

Diversified
Telecommunication
Services                2.44            -                 6.01              .24              -

Utilities:
Electric & Gas          5.44            2.46              -                 -                .07

Real Estate             4.57            -                 -                 -                -

Business Services       .86             3.17              .34               -                -

Five Largest
Industries              26.62           6.85              6.70              2.08             1.68

Other Industries        10.99           4.17              1.75              .54              1.52

Total Equities          37.61%          11.02%            8.45%             2.62%            3.20%

                        Hong            New
                        Kong            Zealand           Other             Total

Banking                 .42%            -                 -                 18.75%

Diversified
Telecommunication
Services                -               1.12%             .11%              9.92

Utilities:
Electric & Gas          -               -                 -                 7.97

Real Estate             -               -                 -                 4.57

Business Services       .13             -                 -                 4.50

Five Largest
Industries              .55             1.12              .11               45.71

Other Industries        .08             .11               .92               20.08

Total Equities          .63%            1.23%             1.03%             65.79%


[End sidebar]

[photos: satelite dishes]
TELECOMMUNICATIONS:
A REVOLUTION

A wave of privatizations has transformed telecommunications companies around the world. In stock offerings worth some $160 billion, governments have sold off all or portions of their national telephone systems in the past 15 years. British Telecommunications was the first, in 1984. More recent privatizations in the 1990s include Telecom New Zealand, Deutsche Telekom, France Telecom, KPN (Netherlands) and Swisscom. CIB has owned each of these stocks at one time or another.

Deutsche Telekom, Europe's largest provider of telecommunications services, was CIB's largest holding at fiscal year-end. CIB bought a small number of shares when the company was privatized in 1996. "It generated a 3.8% yield and prospects for dividend growth looked moderately attractive," says David Riley, who covers European telecommunications companies from Washington, D.C. after many years based in our Geneva office.

A year later the stock hadn't gained much compared with its initial public offering and looked like an especially good value. Many investors had become negative on the stock because the company was facing greater competition. But David believed the positives outweighed the negatives. For one thing, the company had completed a new telecommunications network for eastern Germany, ending a huge capital expenditure program and freeing up funds to enhance dividends. It had also begun experiencing very strong cash flow growth. CIB began to buy more shares and eventually built up a large position. Deutsche Telekom has maintained its dividend and the stock price has tripled.

Other sizable European telecommunications investments are Telecom Italia, France Telecom, KPN and Swisscom. These companies provide varying degrees of good yield, good dividend growth and good free cash flow. (For a discussion of "free cash flow" and other aspects of forecasting dividends, see "Dividend Projection" on page 9.)

[Begin caption]
David Riley & Brad Vogt
[End caption]

[Begin caption]
Harry Tai
[End caption]

HIGH YIELD, SOLID DIVIDEND GROWTH
Telecom New Zealand has been one of the fund's most successful telecom investments. "It has helped the fund tremendously by providing a high yield and solid dividend growth," says Harry Tai, who follows Asian companies from New York. In the late 1980s and early 1990s, the New Zealand government privatized a number of companies, revitalizing the economy and reducing the deficit. Telecom New Zealand has consistently yielded more than 5% annually and has grown dividends at a rate of more than 10% a year.

The structural changes in New Zealand and Europe are reminiscent of events in the U.S. in 1984 when AT&T was forced by court order to spin off its regional telephone operating companies. CIB has invested heavily in the Bell operating companies - or "Baby Bells" - through the years.

Brad Vogt, a U.S. telecom analyst in Washington, D.C., says: "They were stable businesses, had good free cash flow and dividend-paying capacity. They began to add to growth through value-added features such as voice mail, call waiting and forwarding, and second lines. For many years these telephone companies were ideal CIB stocks: They had relatively high yields and were able to boost dividends regularly as their earnings increased."

Ameritech, a Midwestern telecommunications company, and SBC Communications, which recently acquired Ameritech, are prime examples. Both companies have been in CIB's portfolio from the fund's beginning and both have appreciated much more than the S&P 500. They have also provided an above-average dividend yield ranging from 2% to 5% and annual dividend growth varying from 5% to 12%.

[photo: powerline towers]

UTILITIES: ANOTHER TRANSFORMATION

Electric and water utilities in the United Kingdom are another example of how industries can flourish after privatization and provide good investment opportunities. A major part of Prime Minister Margaret Thatcher's privatization program in the 1980s, they have long been very successful CIB investments. These companies, however, have been battered recently by tough government regulatory reviews and rising interest rates in the U.K., says Steven Watson, a utilities analyst as well as a CIB counselor.

As a result, the utilities are selling at steep discounts from their regulatory asset value. But they have a number of positive attributes: Many still offer reasonable dividend yields in excess of 4% with the prospect of further dividend growth. In addition, utilities have "safe harbor" characteristics, attracting greater investment interest when the general market suffers a decline or is volatile. These companies still have more cost cutting and efficiencies ahead. Foreign interest in acquiring them could re-ignite local interest. Steven's conclusion: Price weakness offers us opportunity in the group.

MERGERS AND ACQUISITIONS

U.S. utilities are beginning to transform from regulated local monopolies to free-market competitors. Change is everywhere. "All of CIB's U.S. utility holdings have participated in this global transformation," says analyst Mary Sheridan, who covers U.S., Latin American and European utilities. "There have been mergers, acquisitions, initial public offerings and state-specific regulatory rulings impacting the industry and CIB holdings."

[Begin caption]
Isabelle de Wismes & Steven Watson
[End caption]

[Begin caption]
Andrew Suzman & Mary Sheridan
[End caption]

Because of the steady income from dividends and dividend increases, U.S. utilities have been favored investments for CIB. In November 1992, the National Energy Act introduced the opportunity for competition in the traditionally monopolistic utility market. As a result, electric companies are buying gas companies and gas companies are buying electric utilities. Companies that previously competed for customers are joining forces. The goal is to deliver increased efficiency through size, scale and scope from a historically fragmented group. The operational productivity translates to financial savings that are shared between the utility's ratepayers and its shareholders.

In the future, there will probably be fewer U.S. utilities serving a greater number of customers. These utilities are likely to be larger and perhaps stronger operationally and financially. Some of those utilities are likely to maintain a dividend policy that meets the CIB investment objectives. Current analysis suggests that many will not. As a result, CIB has reduced its overall exposure in U.S. utilities, retaining investments in fewer companies.

[Begin sidebar]
DIVIDEND PROJECTION:
A KEY PART OF MEETING CIB'S INVESTMENT OBJECTIVES

Analysts searching the world for investments that will help Capital Income Builder meet its commitment to provide above-average and growing income follow a discipline that is unique to your fund: They make an effort to project a company's dividend payout for several years ahead.

A number of important considerations are part of that discipline. The analysts examine a management's record of giving shareholder interests some priority. They look at past dividend payments and management's inclination to raise them as the business grew and to sustain them when it didn't.

There's also a more technical side to the research. The analysts estimate a company's free cash flow to judge how much cash will be available in coming years to pay dividends. Free cash flow, simply put, is the amount left over after the company meets operating costs, requirements for investment in research and new plant and equipment, as well as servicing the corporate debt.

Obviously, such considerations are in addition to the basic effort to assess the company's competitive strength, trends in its industry and external forces that will affect it.

After all of that, there's a certain amount of art that goes with the science as analysts draw on their own experience to make a judgment. Their call isn't always right, but it has been close enough often enough to guide CIB into investments that have kept that stairway chart on page 1 moving upward.
[End sidebar]

[photo: building columns]

BANKS:
FIRST THE UNITED STATES, THEN CANADA, AUSTRALIA AND THE UNITED KINGDOM

Banks have been major investments for CIB through the 1990s. While most of our bank holdings have been in the U.S., banks in other parts of the world have also proved to be successful investments.

UNITED STATES - U.S. bank stocks have had a difficult time for most of the past fiscal year. They were buffeted by rising interest rates, concerns about inflation and some earnings difficulties, says Joyce Gordon, a bank analyst with Capital for 12 years.

In the final two weeks of the fiscal year, however, bank stocks as a group rose 20%. Banks reported strong third-quarter earnings, and economic reports showed very little inflation (bank stock prices usually decline when inflation and interest rates rise). In addition, legislation was passed allowing banks, insurance companies and brokerage firms to exist under one holding company - a favorable development for banks that allows them to further diversify their products and services.

[photo: Joyce Gordon]

Joyce figures the average retail bank is trading at a price that is 14 times estimated year 2000 earnings. By comparison, the S&P 500 is trading at 28 times earnings. "Banks tend to trade in a range between 50% and 90% of the S&P 500's price/earnings ratio. We are still at the lower end of that range, so bank stock prices have room to rise further. The average yield on regional banks is 3% and dividend growth is 8% to 10% a year. That works for CIB."

Banks have long been known for their consistency in paying and raising dividends. "Banks know their shareholder base - citizens in the community in which they operate - likes to receive dividends," says Joyce. "Many retired investors count on dividend income for living expenses. Even as banks have become bigger, they have retained the strategy of pleasing shareholders with rising dividend income." Accounting rules limit banks' share buybacks, which places further emphasis on dividends.

CANADA - Canadian banks offer opportunities because they provide slightly higher dividend yields than U.S. banks. The average Canadian bank yields 3.3%, with dividend growth estimated at 6% to 8%. Valuations have been lower than U.S. banks since the Canadian finance minister ruled against further mergers among Canada's largest five banks. "Although this was a setback for the group, Canadian banks have been able to put into place extensive cost-cutting measures, allowing earnings per share and dividend growth."

The Bank of Nova Scotia is an unusual Canadian bank, and an interesting investment opportunity for CIB. "It is one of the world's largest Latin American lenders," says Joyce. It has a large operation in the Caribbean, and has made investments in banks in Chile, Argentina and Mexico. "These are fast-growing markets that are more profitable than domestic banking in Canada, adding to the bank's earnings and dividend growth."

[photo: Andrew Suzman]

AUSTRALIA - Australian banks have been good long-term holdings for CIB because they provide higher dividend yields than their U.S. counterparts and have solid asset quality. "The best reason to invest in Australian banks was their above-average yields (most over 5%) and the prospect of dividend growth well in excess of the rate of inflation," says New York-based Andrew Suzman, whose three trips a year Down Under have helped him understand the unique aspects of the country's banking system. Australian tax law gives banks an incentive to pay out a higher proportion of their income in dividends. As of October 31, CIB had investments in Commonwealth Bank of Australia, Australia and New Zealand Banking Group, National Australia Bank and Westpac Banking.

UNITED KINGDOM - Barclays is CIB's largest bank investment outside the United States. Barclays is a solid investment with a yield of 3% and dividend growth of around 10% a year, says Isabelle de Wismes, London-based bank analyst. "It has a strong domestic franchise with about a 25% market share in lending to small and medium-size companies, a leading market share in credit cards and a strong individual customer franchise." Further efficiencies can be derived through re-engineering the retail network and additional restructuring of the large corporate banking business.

THE ABILITY TO BENEFIT FROM THREE DRIVING FORCES

As examples of the three industries show, it is important for Capital Income Builder to have flexibility to take advantage of trends and developments wherever in the world they emerge. Thanks to its ability to invest up to 40% of its assets outside the United States, CIB has been able to invest in companies benefiting from three major factors driving world stock markets - globalization, privatization and consolidation. As those forces change, Capital Research has the resources to stay abreast of them for Capital Income Builder.

[photos: American flag, globe, map]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in Capital Income Builder, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and to benefit from economies of scale.

A GLOBAL PERSPECTIVE

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS

Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)
Income Funds
Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

State-Specific Tax-Exempt Funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone American Funds Service Company, the funds' transfer agent, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.

10 Largest Individual             Percent of
Equity Holdings                   Net Assets
----------------------------      ---------
Deutsche Telekom                      2.42%
First Union                           2.38
SBC Communications                    1.92
BANK ONE                              1.75
Scottish and Southern Energy          1.48
Williams Companies                    1.45
Ford Motor                            1.38
United Utilities                      1.35
Pinnacle West Capital                 1.35
Telecom Italia                        1.30


Capital Income Builder
Investment Portfolio October 31, 1999
                                                                     Shares or  Market Percent
                                                                     Principal   Value  Of Net
Equity Securities                                                       Amount (Million Assets
--------------------------------------------                          -------- ----------------
ENERGY
ENERGY SOURCES  -  4.19%
BP Amoco PLC (ADR)                                                    1,500,000 $ 86.62   .99%
CalEnergy Capital Trust II 6.25% convertible                            130,000   5.330     .06
 preferred 2012 (1)
Chevron Corp.                                                           917,500  83.779     .95
Conoco Inc., Class B                                                    147,408   3.998     .05
Fortum Oyj                                                            3,600,000  17.426     .20
Kerr-McGee Corp.                                                        200,000  10.750     .12
Phillips Petroleum Co.                                                1,125,000  52.313     .60
Royal Dutch Petroleum Co. (New York Registered Shares)                  880,000  52.745
"Shell" Transport and Trading Co., PLC (New York                        850,000  38.994    1.04
 Registered Shares)
Ultramar Diamond Shamrock Corp.                                         650,000  15.925     .18
UTILITIES: ELECTRIC & GAS  -  7.97%
Australian Gas Light Co.                                              1,168,320   6.440     .07
Central and South West Corp.                                          1,950,000  43.266     .49
Coastal Corp. 6.625% FELINE PRIDES convertible                          280,000   7.420     .08
 preferred 2002
Dominion Resources, Inc.                                                250,000  12.031     .14
DPL Inc.                                                              1,000,000  20.250     .23
GPU, Inc.                                                               850,000  28.847     .33
KeySpan Corp.                                                         1,928,800  54.248     .62
National Power PLC                                                   10,600,000  71.633     .82
NiSource Inc.                                                         1,500,000  30.750     .35
Pinnacle West Capital Corp.                                           3,200,000 118.000    1.35
PowerGen PLC                                                          1,600,000  13.965     .16
Scottish and Southern Energy PLC                                     13,640,000 129.405    1.48
Sierra Pacific Resources (formerly Nevada Power Co.)                    920,000  20.700     .24
Williams Companies, Inc.                                              3,383,250 126.872    1.45
Wisconsin Energy Corp.                                                  690,000  15.439     .16
                                                                               ------------------
                                                                               1,067.15   12.16
                                                                               ------------------

MATERIALS
CHEMICALS  -  0.11%
E.I. du Pont de Nemours and Co.                                          70,031   4.513     .05
Hickson International PLC                                             8,700,000   5.431     .06
FOREST PRODUCTS & PAPER  -  1.31%
Chesapeake Corp.                                                        300,000   9.000     .10
Georgia-Pacific Corp., Georgia-Pacific Group                            360,000  15.570     .18
 7.50% PEPS convertible preferred 2004 Units
Potlatch Corp.                                                          936,000  39.487     .45
Rayonier Inc.                                                           465,600  19.090     .22
Stora Enso Oyj                                                        1,023,647  13.441     .15
Westvaco Corp.                                                          600,000  17.812     .21
METALS: NONFERROUS  -  0.59%
Billiton PLC                                                         11,000,000  47.899     .55
USX Corp. 6.75% DECS convertible preferred 2000                         500,000   3.625     .04
MISCELLANEOUS MATERIALS & COMMODITIES  -  0.26%
De Beers Consolidated Mines Ltd.                                        850,000  23.230     .26
                                                                               ------------------
                                                                                183.528    2.09
                                                                               ------------------

CAPITAL EQUIPMENT
ELECTRONIC INSTRUMENTS  -  0.03%
Thermo Instrument Systems Inc. 4.50% convertible                    $3,000,000    2.468     .03
 debentures 2003 (1)

INDUSTRIAL COMPONENTS  -  0.39%
Tomkins PLC                                                          10,250,000  34.519     .39
MACHINERY & ENGINEERING  -  0.15%
Foster Wheeler Corp.                                                  1,200,000  13.500     .15
                                                                               ------------------
                                                                                 50.487     .57
                                                                               ------------------

CONSUMER GOODS
AUTOMOBILES  -  1.38%
Ford Motor Co.                                                        2,200,000 120.725    1.38
BEVERAGES & TOBACCO  -  2.88%
Foster's Brewing Group Ltd.                                          16,000,000  42.500     .48
Gallaher Group PLC                                                    8,800,000  53.340     .61
Nabisco Group Holdings Corp.(formerly RJR                             1,500,000  19.219     .22
 Nabisco Holdings Corp.)
Philip Morris Companies Inc.                                          2,715,000  68.384     .78
Societe Nationale d'Exploitation Industrielle des                       575,000  32.069     .37
 Tabacs et Allumettes "SEITA"
UST Inc.                                                              1,350,000  37.378     .42
FOOD & HOUSEHOLD PRODUCTS  -  0.09%
Devro PLC                                                             5,000,000   7.639     .09
HEALTH & PERSONAL CARE  -  0.70%
Bristol-Myers Squibb Co.                                                800,000  61.450     .70
                                                                               ------------------
                                                                                442.704    5.05
                                                                               ------------------

SERVICES
BROADCASTING & PUBLISHING  -  0.34%
Houston Industries, Inc. (converting to Time
 Warner Inc.)
 7.00% ACES convertible preferred 2000                                  150,000  17.212     .20
West Australian Newspapers Holdings Ltd.                              3,817,917  12.944     .14
BUSINESS SERVICES  -  4.50%
American Water Works Co., Inc.                                        1,850,000  53.997     .62
Autopistas del Mare Nostrum, SA Concesionaria                           750,000  14.372     .16
 del Estado
BRISA-Auto-Estradas de Portugal, SA                                     390,000  15.369     .18
Cendant Corp. 7.50% FELINE PRIDES convertible                           400,000  11.200     .13
 preferred 2001
Hutchison Delta Finance Ltd. 7.00% convertible                      $11,000,000  11.000     .13
 debentures 2002 (1),(2)
Hyder PLC                                                             6,353,807  57.195     .65
Philadelphia Suburban Corp.                                             429,600   9.881     .11
Thames Water PLC                                                      6,977,083 102.423    1.17
United Utilities PLC                                                 11,920,000 118.675    1.35
DIVERSIFIED TELECOMMUNICATION SERVICES  -  9.92%
BCT.TELUS Communications Inc.                                         1,010,489  21.007     .24
Deutsche Telekom AG                                                   4,607,300 211.869    2.42
France Telecom SA                                                       200,000  19.331     .22
Koninklijke PTT Nederland NV                                          1,833,782  94.150    1.07
SBC Communications Inc.                                               3,303,000 168.246    1.92
Swisscom AG                                                             287,391  87.571    1.00
Telecom Argentina STET-France Telecom SA,                               359,200   9.878     .11
 Class B (ADR)
Telecom Corp. of New Zealand Ltd.                                    15,784,160  63.390
Telecom Corp. of New Zealand Ltd. (1)                                 8,380,000  33.655    1.12
Telecom Corp. of New Zealand Ltd. (ADR)                                  25,000    .812
Telecom Italia SpA                                                   23,221,200 114.481    1.30
U S WEST, Inc.                                                          750,000  45.797     .52
LEISURE & TOURISM  -  0.67%
Host Marriott Financial Trust 6.75% QUIPS                               400,000  13.400     .15
 convertible preferred 2026
Seagram Co. Ltd. 7.50% convertible preferred                            720,000  35.595     .41
 2002 Units
Sky City Ltd., installment receipts                                   4,800,000   9.566     .11
MERCHANDISING  -  0.74%
J.C. Penney Co., Inc.                                                 1,050,000  26.644     .30
Safeway PLC                                                          12,150,000  38.156     .44
TRANSPORTATION: AIRLINES  -  0.63%
Qantas Airways Ltd.                                                  17,495,065  55.637     .63
TRANSPORTATION: RAIL & ROAD  -  0.13%
Canadian National Railway Co. 5.25% convertible                         220,000  11.110     .13
 preferred 2029
                                                                               ------------------
                                                                               1,484.56   16.93
                                                                               ------------------

FINANCE
BANKING  -  18.75%
ABN AMRO Holding NV                                                   1,262,722  30.548     .35
AmSouth Bancorporation                                                3,150,000  81.112     .92
Australia and New Zealand Banking Group Ltd.                          2,456,986  16.205     .18
BancWest Corp.                                                          400,000  16.725     .19
Bank of America Corp.                                                 1,000,000  64.375     .73
Bank of Nova Scotia                                                   4,241,600  96.865    1.10
BANK ONE CORP.                                                        4,090,000 153.631    1.75
Barclays PLC                                                          3,500,000 107.119    1.22
Chase Manhattan Corp.                                                   800,000  69.900     .80
Comerica Inc.                                                           600,000  35.663     .41
Commonwealth Bank of Australia                                        1,326,000  21.718     .25
First Security Corp.                                                  1,933,600  49.548     .56
First Union Corp.                                                     4,895,706 208.985    2.38
HSBC Holdings PLC                                                     3,049,749  36.608     .42
Huntington Bancshares Inc.                                            2,310,000  68.434     .78
J.P. Morgan & Co. Inc.                                                  120,000  15.705     .18
KeyCorp                                                               2,190,000  61.183     .70
Keystone Financial, Inc.                                              1,127,550  28.259     .32
National Australia Bank Ltd.                                          3,708,453  57.194     .65
National City Corp.                                                   1,885,000  55.608     .63
Royal Bank of Canada                                                  1,515,000  65.335     .74
United Bankshares, Inc.                                               1,775,000  43.709     .50
Valley National Bancorp                                                 600,000  16.013     .18
Wachovia Corp.                                                        1,237,875 106.767    1.22
Washington Mutual, Inc.                                               1,100,000  39.531     .45
Westpac Banking Corp.                                                 7,293,755  46.771     .53
Wilmington Trust Corp.                                                  950,000  51.538     .61
FINANCIAL SERVICES  -  0.57%
Health Care Property Investors, Inc.                                  1,545,000  40.556     .46
Imperial Credit Commercial Mortgage Investment Corp.                    900,000   9.788     .11
INSURANCE  -  2.66%
American General Corp.                                                  160,000  11.870     .14
Lincoln National Corp.                                                1,720,000  79.335     .90
Ohio Casualty Corp.                                                   1,435,000  23.947     .27
Royal & Sun Alliance Insurance Group PLC                              4,059,390  27.739     .32
Union des Assurances Federales                                           75,000   9.660     .11
XL Capital Ltd.                                                       1,500,800  80.574     .92
REAL ESTATE  -  4.57%
AMB Property Corp.                                                    1,500,000  29.812     .34
Apartment Investment and Management Co., Class A                      1,125,000  42.328     .48
Archstone Communities Trust                                           4,784,585  95.692    1.09
Bradley Real Estate, Inc.                                             1,045,000  17.504     .20
Cabot Industrial Trust                                                  695,000  13.900     .16
CarrAmerica Realty Corp.                                              1,620,000  36.045     .41
Duke-Weeks Realty Corp. (formerly Weeks Corp.)                          669,300  13.135     .15
Equity Residential Properties Trust                                     545,000  22.788     .26
Glenborough Realty Trust Inc., Series A, 7.75%                          400,000   6.125     .07
 convertible preferred 2049
Kimco Realty Corp.                                                      510,000  17.404     .20
Meditrust Corp., paired stock                                         2,960,000  23.865     .27
ProLogis Trust                                                        1,191,114  23.003     .26
Spieker Properties, Inc.                                                250,000   8.734     .10
Washington Real Estate Investment Trust                                 145,500   2.219     .03
Weingarten Realty Investors                                           1,260,000  48.195     .55
                                                                               ------------------
                                                                               2,329.26   26.55
                                                                               ------------------

MULTI-INDUSTRY, GOLD MINES & MISCELLAEOUS
MULTI-INDUSTRY  -  0.23%
Hunting PLC                                                           4,260,000   9.658     .11
Lend Lease Corp. Ltd.                                                   921,354  10.594     .12

GOLD MINES  -  0.66%
Anglogold Ltd.                                                        1,025,000  57.927     .66

MISCELLANEOUS - 1.37%
Equity securities in initial period of acquisition                              120.903    1.37
                                                                               ------------------
                                                                                199.082    2.26
                                                                               ------------------

TOTAL EQUITY SECURITIES (cost:  $4,324.362 million)                            5,772.35   65.79



                                                                     Principal  Market Percent
                                                                        Amount   Value  Of Net
Bonds and Notes                                                                (Million Assets
--------------------------------------------                          -------- ----------------
Corporate
--------------------------------------------
Airplanes Pass Through Trust, pass-through
 certificates,
 Series 1, Class C, 8.15%  2019 (3)                                  $5,400,135 $  5.11   .06%
Allegiance Corp. 7.80% 2016                                           3,000,000   2.996     .03
Allied Waste North America, Inc. 7.625% 2006                          3,000,000   2.621     .03
Atlas Air, Inc., 1998-1 Pass Through Trust, Class A,                  8,845,153   8.261
 7.38% 2018 (3)
Atlas Air, Inc., 1998-1 Pass Through Trust, Class B,                  4,942,074   4.588     .15
 7.68% 2014 (3)
Bear Stearns Commercial Mortgage Securities Inc.,
 pass-through certificates, Series 1999-WF2,                         29,837,184  29.649     .34
 Class A-1, 6.80% 2031 (3)
British Sky Broadcasting Group PLC 8.20% 2009 (1)                     3,000,000   2.924     .03
Cable & Wireless Communications PLC                                   9,625,000   9.695     .10
 6.625%-6.75% 2005-2008
Cablevision Systems Corp. 7.875%-8.125% 2007-2009                     5,500,000   5.339     .06
Canandaigua Brands, Inc. 8.625% 2006                                  4,000,000   3.940     .04
CarrAmerica Realty Corp. 6.625% 2000                                 10,000,000   9.922     .11
Century Communications Corp. 8.75% 2007                               2,000,000   1.910     .02
Chancellor Media Corp. of Los Angeles 8.00% 2008                      3,000,000   2.948     .03
Charter Communications Holdings, LLC 8.25% 2007 (1)                   6,000,000   5.700     .06
Columbia Gas System, Inc., Series G, 7.62% 2025                       3,000,000   2.811
Columbia Gas System, Inc., Series C, 6.80% 2005                       2,000,000   1.928     .05
Columbia/HCA Healthcare Corp. 6.125%-6.91% 2000-2045                 51,830,000  49.829     .58
Conoco Inc. 5.90% 2004                                               43,000,000  41.395     .47
Container Corp. of America 9.75% 2003                                 8,485,000   8.655     .10
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class A, 7.461% 2016 (3)                              1,892,826   1.858
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4, Class A, 6.90% 2018 (3)                               4,895,937   4.586     .11
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class C, 7.42%  2007 (3,4)                            2,819,426   2.784
Cox Radio, Inc. 6.375% 2005                                           3,500,000   3.317     .04
Delta Air Lines, Inc., 1991 Equipment Certificates Trust,
 Series K, 10.00% 2014 (1)                                            2,000,000   2.225     .03
DLJ Mortgage Acceptance Corp., Series 1996-CF1,                       1,750,247   1.763     .02
 Class A-1A, 7.28% 2028
EOP Operating LP 6.75% 2008                                           2,250,000   2.089     .02
EQCC Home Equity Loan Trust, Asset Backed Certificates,
 Series 1999-2, Class A-4F, 6.753% 2027 (3)                           5,000,000   4.861     .06
Federal-Mogul Corp. 7.50% 2009 (1)                                    5,000,000   4.480     .05
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015 (3)                                            4,250,000   4.221     .05
Fred Meyer, Inc. 7.375%-7.45% 2005-2008                               5,000,000   4.939     .06
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                        2,000,000   1.510     .02
Hearst-Argyle Television, Inc. 7.00% 2007-2018                        3,000,000   2.732     .03
Highwoods/Forsyth LP 6.835% MOPPRS 2003                               2,500,000   2.406     .03
Irvine Apartment Communities, LP 7.00% 2007                           7,000,000   6.303     .07
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (1)           5,000,000   5.366     .06
Liberty Media Corp. 7.875% 2009 (1)                                   3,000,000   3.009     .03
McDermott Inc. 9.375% 2002                                            6,000,000   6.196     .07
McKesson Corp. 6.40% 2008                                             4,000,000   3.312     .04
Merrill Lynch Mortgage Investors, Inc., Seller
  Manufactured Housing Contract, Series 1995-C2,                      1,231,960   1.226     .01
 Class A-1, 6.919% 2021 (4)
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91, 10.33% 2002                           2,240,961   2.326     .03
Omega Healthcare Investors, Inc. 6.95% 2002-2007                     10,500,000   9.695     .11
Owens-Illinois, Inc. 7.85%-8.10% 2004-2007                            2,000,000   1.939     .02
PanAmSat Corp. 6.00% 2003                                             5,000,000   4.670     .05
Paperboard Industries International Inc. 8.375% 2007                  4,750,000   4.382     .05
Price REIT, Inc. 7.50% 2006                                          11,000,000  10.825     .12
ProLogis Trust 7.05% 2006                                             3,000,000   2.854     .03
Qwest Communications International Inc.                               2,000,000   1.587     .02
 0%/9.47% 2007 (5)
Security Capital Group Inc. 7.15% 2007                                7,500,000   6.795     .08
Spieker Properties, LP 6.75%-6.875% 2005-2008                        15,000,000  14.231     .16
Tenet Healthcare Corp. 8.125% 2008 (1)                               10,000,000   9.000     .10
Waste Management, Inc. 6.375% 2003                                    3,749,000   3.255     .04
Wellsford Residential Property Trust 7.75% 2005                       2,500,000   2.515     .03
WestPoint Stevens Inc. 7.875% 2005                                    5,000,000   4.650  0.07000
                                                                               ------------------
                                                                                348.134    3.97
                                                                               ------------------


GOVERNMENTS AND GOVERNMENTAL AUTHORITIES
Canadian Government 7.00% September 2001                            C$ 40,000,0  27.723     .32
Freddie Mac 5.125% October 2008                                     $10,960,000   9.776     .11
                                                                               ------------------
                                                                                 37.499     .43
                                                                               ------------------


U.S. TREASURIES
8.00% May 2001                                                        6,000,000   6.192     .07
6.50% May 2001                                                        3,000,000   3.032     .03
14.25% February 2002                                                 75,000,000  88.219    1.01
11.125% August 2003                                                  75,000,000  87.527    1.00
6.50% May 2005                                                        7,500,000   7.637     .09
6.125% August 2007                                                    2,200,000   2.192     .02
6.375% August 2027                                                    9,000,000   8.969     .10
                                                                               ------------------
                                                                                203.768    2.32
                                                                               ------------------
TOTAL BONDS AND NOTES (cost:  $619.589 million)                                 589.401    6.72
                                                                               ------------------
TOTAL INVESTMENT SECURITIES (cost: $4,943.951 million)                         6,361.75   72.51
                                                                               ------------------

                                                                     Principal  Market Percent
                                                                        Amount   Value  Of Net
Short-Term Securities                                                          (Million Assets
--------------------------------------------                          -------- ----------------
CORPORATE SHORT-TERM NOTES

American Express Credit Corp. 5.29%-5.73%                           $90,400,000 $ 88.95  1.02%
 due 12/15/1999-2/17/2000
Archer Daniels Midland Co. 5.35% due 2/14/2000                       25,000,000  24.554     .28
Associates First Capital Corp. 5.15%-5.69% due                       95,000,000  94.550    1.08
 11/1/1999-2/24/2000
AT&T Corp. 5.30%-5.70% due 12/6/1999-2/28/2000                       55,700,000  55.103     .63
BellSouth Capital Funding Corp. 5.67%-5.93%                          62,300,000  61.165     .70
 due 1/20-3/16/2000 (1)
Ciesco LP 5.25%-5.98% due 11/4/1999-2/7/2000                         75,500,000  74.518     .85
Coca-Cola Co. 5.29%-5.86% due 1/25-1/28/2000                         71,800,000  70.750     .81
Eastman Kodak Co. 5.30%-5.72% due 11/2/1999-2/24/2000                82,000,000  81.127     .92
E.I. du Pont de Nemours and Co. 5.25%-5.70%                          63,000,000  62.072     .70
 due 11/29/1999-3/10/2000
Emerson Electric Co. 5.30%-5.31% due 1/24-2/1/2000                   54,300,000  53.500     .61
Ford Motor Credit Co. 5.19%-5.84% due                                71,700,000  70.973     .81
 12/3/1999-1/13/2000
General Electric Capital Corp. 5.41%-5.97%                           81,200,000  79.831     .91
 due 1/25-2/23/2000
H.J. Heinz Co. 5.50%-5.53% due 1/27-2/2/2000                         69,500,000  68.432     .77
Household Finance Corp. 5.23%-5.95% due                              68,600,000  67.685     .77
 12/9/1999-1/28/2000
IBM Credit Corp. 5.24%-5.95% due 12/15/1999-1/19/2000                53,000,000  52.517     .60
International Lease Finance Corp. 5.29%-5.60%                        42,266,000  41.841     .47
 due 11/8/1999-2/3/2000
Johnson & Johnson 5.30%-5.60% due 1/25-2/16/99 (1)                   37,300,000  36.681     .41
Merck & Co. Inc. 5.30%-5.34% due 2/3-2/4/2000                        64,000,000  62.972     .72
Motiva Enterprises LLC 5.75%-5.94% due 1/27-2/18/2000                52,800,000  51.904     .59
National Rural Utilities Cooperative Finance Corp.                   62,700,000  62.127     .71
 5.28%-5.75% due 11/10/1999-2/18/2000
Pfizer Inc. 5.77%-5.80% due 3/14-3/17/2000 (1)                       54,500,000  53.272     .60
Procter & Gamble Co. 5.29%-5.90% due 11/30/1999-1/31/2000            81,600,000  80.712     .92
SBC Communications Inc. 5.68% due 2/10/2000 (1)                      34,162,000  33.583     .38
USAA Capital Corp. 5.73%-5.85% due 1/24-2/2/2000                     52,500,000  51.685     .62
Walt Disney Co. 5.84%-5.89% due 1/21-2/18/2000                       61,600,000  60.639     .69
                                                                               1,541.14   17.57
                                                                               ------------------

FEDERAL AGENCY DISCOUNT NOTES

Fannie Mae 4.75%-5.40% due 11/4/1999-2/9/2000                       139,524,000 138.791    1.58
Federal Home Loan Banks 4.81%-5.44% due                             125,800,000 124.724    1.42
 11/12/1999-2/25/2000
Freddie Mac 4.78%-5.52% due 11/4/1999-3/2/2000                      226,495,000 224.921    2.57
                                                                               ------------------
                                                                                488.436    5.57
                                                                               ------------------

U.S. TREASURY SHORT-TERM NOTES
6.125%-8.75% due 2/15-9/30/2000                                     430,000,000 435.590    4.97


TOTAL SHORT-TERM SECURITIES (cost:                                             2,465.17   28.11
  $2,480.272 million)
Excess of payables over cash and receivables                                     54.153     .62
                                                                               ------------------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES,
  NET OF PAYABLES                                                              2,411.02   27.49
                                                                               ------------------

NET ASSETS                                                                     $8,772.7100.00%
                                                                                ======  ======




(1) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(2) Valued under procedures established by the Board of Directors.

(3) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(4) Coupon rate may change periodically.

(5) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

See Notes to Financial Statements


Capital Income Builder
Financial Statements

Statement of Assets and Liabilities
at October 31, 1999                                         (dollars in
                                                            millions)
Assets:
Investment securities at market (cost:$4,943.951)           $6,361.753
Short-term securities (cost:$2,480.272)                     2,465.173
Cash                                                             .029
Receivables for-
 Sales of investments                                $2.631
 Sales of fund's shares                               4.321
 Dividends and accrued interest                      38.869    45.821
                                                  ----------------------
                                                            8,872.776
Liabilities:
Payables for-
 Purchases of investments                            20.239
 Repurchases of fund's shares                        10.210
 Management services                                  2.306
 Dividends payable                                   63.323
 Accrued expenses                                     3.925   100.003
                                                  ----------------------
Net Assets at October 31, 1999 - Equivalent to
 $44.90 per share on 195,385,277 shares of $0.01
 par value capital stock outstanding
 (authorized capital stock - 400,000,000 shares)            $8,772.773
                                                            ============

Statement of Operations
for the year ended October 31, 1999                         (dollars in
                                                            millions)
Investment Income:
Income:
 Dividends                                        $ 230.043
 Interest                                           206.791  $436.834
                                                  ------------
Expenses:
 Management services fee                             28.908
 Distribution expenses                               21.496
 Transfer agent fee                                   5.195
 Reports to shareholders                               .246
 Registration statement and prospectus                 .476
 Postage, stationery and supplies                      .733
 Directors' fees                                       .172
 Auditing and legal fees                               .059
 Custodian fee                                         .948
 Taxes other than federal income tax                   .099
 Other expenses                                        .102    58.434
                                                  ----------------------
 Net investment income                                        378.400
                                                            ------------
Realized Gain and Unrealized Appreciation on
 Investments:
Net realized gain                                             329.823
Net change in unrealized appreciation on investments         (484.382)
                                                            ------------
 Net realized gain and change in unrealized
  appreciation on investments                                (154.559)
                                                            ------------
Net Increase in Net Assets Resulting from Operations         $223.841
                                                            ============

See Notes to Financial Statements
Statement of Changes in Net Assets                (dollars imillions)
                                                  Year endedOctober 31
                                                  ----------------------
                                                       1999      1998
                                                  ----------------------
Operations:
Net investment income                             $  378.400$  357.940
Net realized gain on investments                    329.823   519.943
Net change in unrealized appreciation on investmen (484.382)  108.040
                                                  ----------------------
 Net increase in net assets resulting from
  operations                                        223.841   985.923
                                                  ----------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income               (376.344) (360.241)
Distributions from net realized gain on investment (510.675) (256.425)
                                                  ----------------------
 Total dividends and distributions                 (887.019) (616.666)
                                                  ----------------------
Capital Share Transactions:
Proceeds from shares sold: 26,060,446 and
 30,081,411 shares, respectively                  1,227.223 1,451.894
Proceeds from shares issued in reinvestment of net
 investment income dividends and distributions of
 net realized gain on investments: 17,234,396 and
 10,721,248 shares, respectively                    799.504   505.404
Cost of shares repurchased: 28,645,287 and 18,311,478
 shares, respectively                             (1,337.580 (881.077)
                                                  ----------------------
 Net increase in net assets resulting from capital
  share transactions                                689.147 1,076.221
                                                  ----------------------
Total Increase in Net Assets                         25.969 1,445.478

Net Assets:
Beginning of year                                 8,746.804 7,301.326
                                                  ----------------------
End of year (including undistributed net investment
 income: $5.250 and $3.480, respectively)         $8,772.773$8,746.804
                                                  ======================



See Notes to Financial Statements


CAPITAL INCOME BUILDER

Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally.

    SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

    NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

    SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition. The fund does not amortize premiums on securities purchased.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

2.  NON-U.S. INVESTMENTS

    INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

    TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 1999, such non-U.S. taxes were $9,269,000.

    CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, and other receivables and payables, on a book basis, were $286,000 for the year ended October 31, 1999.

3.  FEDERAL INCOME TAXATION

    The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

    As of October 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,402,703,000, of which $1,757,313,000 related to appreciated securities and $354,610,000 related to depreciated securities. During the year ended October 31, 1999, the fund realized, on a tax basis, a net capital gain of $332,283,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $2,460,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $7,424,223,000 at October 31, 1999.

4.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    INVESTMENT ADVISORY FEE - The fee of $28,908,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's monthly gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

    DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1999, distribution expenses under the Plan were $21,496,000. As of October 31, 1999, accrued and unpaid distribution expenses were $3,131,000.

    American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,326,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,195,000.

    DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $360,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

    The fund made purchases and sales of investment securities, excluding short-term securities, of $1,459,940,000 and $1,590,820,000, respectively, during the year ended October 31, 1999.

    As of October 31, 1999, accumulated undistributed net realized gain on investments was $277,135,000 and additional paid-in capital was $7,085,733,000. The fund reclassified $286,000 from undistributed net realized currency losses to undistributed net investment income and $34,300,000 to additional paid in capital from undistributed net realized gains for the year ended October 31, 1999 as a result of permanent differences between book and tax.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $948,000 includes $52,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios
                                                     Year     ended October        31
                                                ----------------------------------------------
                                                     1999       1998    1997     1996    1995
                                                ----------------------------------------------
Net Asset Value, Beginning of Year                 $48.40    $46.14  $39.70   $36.27  $32.68
                                                ----------------------------------------------
 Income from Investment Operations:
  Net investment income                              1.93      2.09    1.74     1.95    1.69
  Net (loss) gain on securities (both
   realized and unrealized)                         ($.70)     3.87    7.20     3.92    3.69
                                                ----------------------------------------------
   Total from investment operations                  1.23      5.96    8.94     5.87    5.38
                                                ----------------------------------------------
 Less Distributions:
  Dividends (from net investment income)            (1.92)    (2.09)  (1.77)   (1.94)  (1.69)
  Distributions (from capital gains)                (2.81)    (1.61)   (.73)    (.50)   (.10)
                                                ----------------------------------------------
   Total distributions                              (4.73)    (3.70)  (2.50)   (2.44)  (1.79)
                                                ----------------------------------------------
Net Asset Value, End of Year                       $44.90    $48.40  $46.14   $39.70  $36.27
                                                ==================================== =======

Total Return (1)                                    2.53%     13.33%  23.16%   16.76%  16.98%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)             $8,773    $8,747  $7,301   $5,418  $4,533
 Ratio of expenses to average net assets             .64%      .64%    .65%     .71%    .72%
 Ratio of net income to average net assets           4.15%     4.35%   4.04%    5.19%   4.96%
 Portfolio turnover rate                            20.56%    24.38%  27.65%   27.56%  18.06%





(1)  Excludes maximum sales charge of 5.75%.


Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
Los Angeles, California
November 30, 1999

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year regarding the federal tax status of distributions.

During the fiscal year ended October 31, 1999, the fund paid a long-term capital gain distribution of $2.81 per share.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 26% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

CAPITAL INCOME BUILDER

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California Edison Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

MARY MYERS KAUPPILA, Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

JAMES B. LOVELACE, Los Angeles, California
President and Principal Executive Officer of the fund
Senior Vice President,
Capital Research and Management Company

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman Emeritus,
Capital Research and Management Company

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the
Salzburg Seminar

ROBERT J. O'NEILL, Ph.D., Oxford, England
Chichele Professor of the History of War;
Fellow of All Souls College, University of Oxford

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

STEFANIE POWERS, Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

FRANK STANTON, New York, New York
Retired; former President, CBS Inc. (1946-1973)

CHARLES WOLF, JR., PH.D., Santa Monica, California
Senior Economic Adviser and Corporate Fellow in
International Economics, The RAND Corporation

OFFICERS

JANET A. MCKINLEY, New York, New York
Senior Vice President of the fund
Director,
Capital Research and Management Company

CATHERINE M. WARD, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

JOYCE E. GORDON, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

DARCY B. KOPCHO, Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

STEVEN T. WATSON, London, England
Vice President of the fund
Vice President and Director,
Capital Research Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

Printed on recycled paper
Litho in USA TAG/AL/4378
Lit. No. CIB-011-1299